UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

Turning Point Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38871	46-3826166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10628 Science Center Drive, Ste. 200 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 926-5251

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Turning Point Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 18, 2022, the record date for the Annual Meeting, 49,666,288 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest round number.

Proposal 1: Election of Directors

The Company’s stockholders elected the two persons listed below as Class III directors, each to serve until the Company’s 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

Name of Director Elected	Votes For	Votes Withheld	Broker Non-Votes
Mark J. Alles	31,342,218	13,093,788	2,099,409
Barbara W. Bodem	30,460,874	13,975,132	2,099,409

Proposal 2: Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,055,338	13,851,055	1,529,613	2,099,409

Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,459,043	64,181	12,191	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TURNING POINT THERAPEUTICS, INC.

Date: June 21, 2022	By:	/s/ Brian Sun
Brian Sun
Senior Vice President and General Counsel